UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2018

AMNEAL PHARMACEUTICALS, INC.
 (Exact Name of registrant as specified in its charter)

Delaware	333-221707	32-0546926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 Crossing Blvd
Bridgewater, NJ 08807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On May 21, 2018, Amneal Pharmaceuticals, Inc. (the “Company”) is scheduled to present at the UBS Global Healthcare Conference. A copy of the materials that the Company will present at the conference is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This Current Report on Form 8-K and the information in this Item 7.01 hereof will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless expressly identified therein as being specifically incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Presentation dated May 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2018	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Bryan M. Reasons
	Name:	Bryan M. Reasons
	Title:	Senior Vice President and Chief Financial Officer